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                                                                 EXHIBIT 10.8.35

                                                 Contract No:  19600
                                                 Amendment No:       02

                                    AMENDMENT

Date:  Jul 23, 2001

"Transporter":  ANR PIPELINE COMPANY

"Shipper":      SITHE/INDEPENDENCE POWER PARTNERS L. P.

     FTS-1 Contract No. 19600 dated Nov 01, 1993 ("Agreement") between Transporter and Shipper is amended effective Jul 31, 2001 as follows:

Transporter and Shipper hereby agree to terminate the above-referenced Agreement, effective July 31, 2001, without any further liability or obligation whatsoever between the parties. Notwithstanding the termination of the Agreement, Shipper shall be liable for all amounts due under the Agreements for services rendered by Transporter up to and including the termination date.

SITHE/INDEPENDENCE POWER PARTNERS L. P.
"SHIPPER"


BY: /s/ Martin B. Rosenberg
    -------------------------------
TITLE: Senior Vice President

DATE:  July 26, 2001


ANR PIPELINE COMPANY
"TRANSPORTER"


BY: /s/ Joseph E. Pollard
    -------------------------------
TITLE: Director, Transportation Services

DATE:  August 3, 2001

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                                                 Contract No:  19600
                                                 Amendment No:       02